UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT
  Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


    Date of report (Date of earliest event reported) September 26, 2003
                              --------------

                             ANTON DIST. INC.
              (Name of Small Business issuer in its charter)


MONTANA                            000-33057          84 - 136550
(State or other jurisdiction of   (Commission File No.)   (IRS Employer
incorporation or organization)                       Identification No.)



            254 - 16 MIDLAKE BOULEVARD, SE, CALGARY, AB T2Y 3B3
                 (Address of principal executive offices)

                              (403) 256-6730
              (Registrant's telephone  number)
                         -------------------------
Item 4.  Changes in Registrant's Certifying Accountant

On September 26, 2003, the registrants independent auditors, MacCallum Horn, Chartered Accountants, resigned. There are not now, nor have there ever been any disagreements with MacCallum Horn regarding any accounting or financial disclosure matters. A copy of the resignation letter is attached to this report as Exhibit 16:1

Janet Loss, C.P.A. P.C. has been appointed the registrant's new independent auditor.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ANTON DIST. INC.

/S/ Kenneth Larsen
     Kenneth Larsen, President

/S/ Lance Larsen
     Lance Larsen, Secretary/Treasurer



Date   October 6, 2003







                               EXHIBIT 16.1


                            RESIGNATION LETTER